UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

Palomar Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-38873

Delaware	83-3972551
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

7979 Ivanhoe Avenue, Suite 500

La Jolla, California 92037

(Address of principal executive offices, including zip code)

(619) 567-5290

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLMR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging Growth Company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Selection 13(a) of the Exchange Act. ◻

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 1, 2021, the Board of Directors (the “Board”) of Palomar Holdings, Inc. (the “Company”) completed a process to reclassify the membership of the Board’s three Director classes into three classes of equal size. In order to achieve an equal apportionment of membership among the Board’s three classes of Directors, the Board determined that one of its members should be reclassified from Class II (with a term expiring at the Company’s 2021 Annual Meeting of Stockholders) to Class III (with a term expiring at the Company’s 2022 Annual Meeting of Stockholders).  Accordingly, effective April 1, 2020, Martha Notaras, a member of the Board, resigned from her position as a Class II Director, subject to and conditioned upon her immediate reappointment as a Class III Director. The Board accepted Ms. Notaras’ resignation and immediately reappointed her as a Class III Director. The resignation and reappointment of Ms. Notaras was effected solely for the purpose of reclassifying the members of the Board into three classes of equal size, and for all other purposes, Ms. Notaras’ service on the Board is deemed to have continued uninterrupted.

Following Ms. Notaras’ reappointment as a Class III Director, each of the Company’s three classes of Directors consists of two members. There were no changes to Ms. Notaras’ committee assignments or compensation as a non-employee director as a result of the resignation as a Class II director and appointment as a Class III director. Ms. Notaras’ decision to resign was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. There were no arrangements or understandings between Ms. Notaras and any other persons pursuant to which she was elected as a director, and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission) between Ms. Notaras and the Company required to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PALOMAR HOLDINGS, INC.

Date:	April 6, 2021	/s/ T. Christopher Uchida
T. Christopher Uchida
Chief Financial Officer
(Principal Financial and Accounting Officer)